Exhibit 99.2

                      Hallmark Financial Services, Inc.
      Unaudited Pro Forma Combined Balance Sheet as of December 31, 2005 Unaudited Pro Forma Combined Statement of Operations for the year ended
                              December 31, 2005

              Unaudited pro forma combined financial information

 The unaudited pro forma combined balance sheet of the registrant as of December 31, 2005, and the unaudited pro forma combined statement of operations of the registrant for the year ended December 31, 2005, are presented below.

 INTRODUCTION AND OVERVIEW

 Hallmark Financial Services, Inc. (the "Company") consummated the acquisition of all of the issued and outstanding capital stock of Texas General Agency, Inc. ("TGA"), Pan American Acceptance Corporation ("PAAC") and TGA Special Risk, Inc. ("TGASRI") on January 30, 2006. TGA has a wholly-owned insurance subsidiary, Gulf States Insurance Company ("GSIC"). The effective date of the transactions was January 1, 2006.

 The transaction has been accounted for as a business combination in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standard No. 141 "Business Combinations", using fair value estimates of the acquired assets, liabilities and commitments of TGA and subsidiary, TGASRI and PAAC as of January 1, 2006. The following table summarizes the preliminary estimated fair values of the assets acquired and liabilities assumed at the date of acquisition.

                             At January 1, 2006
                                  ($000s)

         Investments                                           $  19,597
         Cash and equivalents                                      2,199
         Premium receivable                                       17,556
         Premium finance notes receivable                          6,146
         Reinsurance recoverable                                     640
         Tradename                                                 1,834
         Customer relationships                                   20,237
         Non-compete agreements                                    2,000
         Employment agreements                                       267
         Goodwill                                                 16,375
         Other assets                                              7,178
                                                                --------
         Total assets acquired                                    94,029

         Total liabilities assumed                                55,861
                                                                --------
         Net assets acquired                                   $  38,168
                                                                ========

      Net assets acquired equals the $39,625 purchase price discounted at 4.40% (which is the rate of 2 year US Treasuries - the investment restriction on the trust account guaranteeing the future payments to the sellers)

 UNAUDITED PRO FORMA FINANCIAL INFORMATION

      The unaudited pro forma combined financial statements combine the historical consolidated financial statements of the Company and the historical combined financial statements of TGA, GSIC, TGASRI and PAAC (collectively, the "TGA Group"), after giving effect to the acquisition and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements.

      The unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2005 present results for the Company as if the acquisition of the TGA Group had occurred as of January 1, 2005. The accompanying unaudited pro forma balance sheet of the Company as of December 31, 2005, presents the Company's financial position as if the acquisition of the TGA Group had occurred on December 31, 2005. We have made pro forma adjustments to the combined statement of operations to give effect to events that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) expected to have a continuing impact on the combined results.

      The unaudited pro forma combined financial statements have been prepared for informational purposes only. The unaudited pro forma combined financial statements are not intended to represent or be indicative of the combined results of operations or financial position of the Company that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future combined results of operations or financial position of the Company. The unaudited pro forma combined statements of operations do not give consideration to the impact of possible revenue changes, expense or operating efficiencies, reinsurance program changes, synergies or other changes in the business resulting from the transaction.

      The preliminary allocation of the purchase price used in the unaudited pro forma combined financial statements is based upon preliminary valuations and estimates of assets and liabilities. The estimated fair values of certain assets and liabilities have been determined with the assistance of a third party based on their preliminary work. The Company's estimates and assumptions are subject to change upon finalization of individual valuations.

      The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and accompanying notes of the Company included in its 2005 annual report on Form 10-K and with the combined TGA Group financial statements included herein as Exhibit 99.1.

                       Hallmark Financial Services, Inc.
                  Unaudited Combined Pro Forma Balance Sheet
                            (Dollars in thousands)

                                                 Hallmark
                                                 Financial                                     Combined
                                               Services, Inc.   TGA Group       Pro forma      Pro forma
                                                December 31,   December 31,    Adjustments    December 31,
                                                    2005           2005                           2005
                                               ----------------------------    -----------    ------------
                 ASSETS
                 ------
 Investments:
   Debt securities, available-for-sale,
     at fair value                              $    79,360  $    18,259      $     375  (a)    $   97,994
   Equity securities, available-for-sale,
     at fair value                                    3,403        1,338              -              4,741
   Short-term investments, available-for-sale,
     at fair value                                   12,281            -              -             12,281
                                                 -----------------------       --------         ----------
      Total investments                              95,044       19,597            375            115,016

 Cash and cash equivalents                           44,528        2,199              -             46,727
 Restricted cash and investments                     13,802            -         25,000  (b)        38,802
 Premiums receivable                                 26,530       17,556              -             44,086
 Premium finance notes receivable                         -        6,146              -              6,146
 Accounts receivable                                  2,083            -              -              2,083
 Prepaid reinsurance premium                            767            -              -                767
 Losses receivable from insurance companies               -        6,172              -              6,172
 Reinsurance recoverable                                444          640              -              1,084
 Deferred policy acquisition costs                    9,164        1,425         (1,425) (c)         9,164
 Excess of cost over fair value of net
   assets acquired                                    4,836            -         16,375  (d)        21,211
 Intangible assets                                      459            -         24,338  (e)        24,797
 Deferred federal income taxes                        3,992        1,789         (9,128) (f)        (3,347)
 Other assets                                         7,257        1,006              -              8,263
                                                 -----------------------       --------         ----------
                                                $   208,906  $    56,530      $  55,535        $   320,971
                                                 =======================       ========         ==========
       LIABILITIES AND STOCKHOLDERS' EQUITY
       ------------------------------------
 Liabilities:
   Notes payable                                $    30,928  $     4,785      $  15,000  (g)   $    50,713
   Convertible debt                                       -            -         25,000  (b)        25,000
   Unpaid losses and loss adjustment expenses        26,321        9,304              -             35,625
   Unearned premiums                                 36,027        5,091         (1,425) (c)        39,693
   Unearned revenue                                   4,055        6,090            (37) (h)        10,108
   Structured settlements                                 -            -         23,543  (i)        23,543
   Liability for outstanding claims                       -        4,376              -              4,376
   Premiums payable to insurance companies                -       17,975              -             17,975
   Reinsurance balances payable                         116          649              -                765
   Accrued agent profit sharing                       2,173            -              -              2,173
   Accrued ceding commission payable                 11,430            -              -             11,430
   Pension liability                                  2,932            -              -              2,932
   Current federal income tax payable                   300          863              -              1,163
   Accounts payable and other accrued expenses        9,436          851              -             10,287
                                                 -----------------------       --------         ----------
                                                    123,718       49,984         62,081            235,783

 Stockholders' Equity:
   Total stockholders' equity                        85,188        6,546         (6,546) (j)        85,188
                                                 -----------------------       --------         ----------
                                                $   208,906  $    56,530      $  55,535        $   320,971
                                                 =======================       ========         ==========

                       Hallmark Financial Services, Inc.
                 Unaudited Combined Pro Forma Income Statement
                 (Dollars in thousands, except per share data)


                                                 Hallmark
                                                 Financial                                     Combined
                                               Services, Inc.   TGA Group       Pro forma      Pro forma
                                                Fiscal 2005    Fiscal 2005     Adjustments    Fiscal 2005
                                               ----------------------------    -----------    ------------
 Gross premiums written                         $    89,467  $    11,784      $       -        $   101,251
 Ceded premiums written                              (1,215)      (1,143)             -             (2,358)
                                                 -----------------------       --------         ----------
   Net premiums written                              88,252       10,641              -             98,893
   Change in unearned premiums                      (29,068)        (682)             -            (29,750)
                                                 -----------------------       --------         ----------
   Net premiums earned                               59,184        9,959              -             69,143

 Investment income, net of expenses                   3,836          547              -              4,383
 Realized gain (loss)                                    58            -              -                 58
 Finance charges                                      2,044        1,303              -              3,347
 Commission and fees                                 16,703       39,828         (1,962) (k)        54,569
 Processing and service fees                          5,183            -              -              5,183
 Other income                                            27          368              -                395
                                                 -----------------------       --------         ----------
   Total revenues                                    87,035       52,005         (1,962)           137,078

 Losses and loss adjustment expenses                 33,784        5,653              -             39,437
 Other operating costs and expenses                  38,492       41,358         (3,249) (l)        76,601
 Interest expense                                     1,264          218          3,083  (m)         4,565
 Amortization of intangible asset                        27            -          1,960  (n)         1,987
                                                 -----------------------       --------         ----------
   Total expenses                                    73,567       47,229          1,794            122,590

 Income before tax                                   13,468        4,776         (3,756)            14,488

 Income tax expense                                   4,282        1,492         (1,389) (o)         4,385
                                                 -----------------------       --------         ----------
   Net income (loss)                            $     9,186  $     3,284      $  (2,367)       $    10,103
                                                 =======================       ========         ==========

 Basic earnings per share                       $      0.13                                    $      0.14
                                                 ----------                                     ----------
 Diluted earnings per share                     $      0.13                                    $      0.12
                                                 ----------                                     ----------

 Basic weighted average shares outstanding           72,051                                         72,051
 Diluted weighted average shares outstanding         72,626                      19,531  (p)        92,157


                       Hallmark Financial Services, Inc.
Adjustments to unaudited pro forma combined balance sheet and income statement
                             (Dollars in thousands)

 (a) Cash from borrowing of Hallmark Financial Services, Inc. on its revolving credit facility in January, 2006, less $14.6 million paid at closing for the acquisition.
 (b) Recognition of trust account securing future guaranteed payments to sellers funded by the issuance of 4% convertible debt in January, 2006.
 (c) Fair value adjustment reclassification to eliminate deferred policy acquisition costs and reduce unearned premium.
 (d) Recognition of goodwill from the Hallmark Financial Services, Inc. acquisition of TGA Group.
 (e) Recognition of intangible assets (tradename $1,834; customer relationships $20,237; non-compete agreement $2,000; employment agreements $267) from the Hallmark Financial Services, Inc. acquisition of TGA Group. All of the purchased identifiable intangible assets have useful lives of 15 years, except for the non-compete agreement which has a useful life of 5 years and employment agreements which have a useful life of 3 years.
 (f) Recognition of the following purchase accounting adjustments:

                                                    Adjustment    Tax Effect
                                                    ----------    ----------
     Identifed purchase intangible assets           $   24,338    $   (8,998)
     Deferred policy acquisition cost
       reclassified to unearned premium                  1,425           422
     Discount on future guaranteed payments              1,457          (538)
     Discount on unearned commissions                       37           (14)
                                                                  ----------
                                                                  $   (9,128)
                                                                  ==========

 (g) Recognition of $15,000 of three month eurodollar + 2.0% debt incurred in January, 2006, to complete the transaction.
 (h) Recognition of  discount on unearned commissions.
 (i) Recognition of future discounted guaranteed payments of $25,000.
 (j) Equity elimination of purchased entities.
 (k) Adjustment for contingent commission received by TGA in fiscal 2005.
     As part of the purchase agreement, this commission is retained by the sellers.
 (l) Adjustment for TGA Group profits that were paid as bonuses to employees. The Company intends to retain these profits after the acquisition.
 (m) Includes twelve months of interest expense on borrowing under Hallmark Financial Services, Inc.'s revolving credit facility at 6.92%, twelve months of interest expense on the convertible debt at 4.00% and 12 months amortization of discount on the future guaranteed purchase price at 4.40%.
 (n) Includes twelve months amortization expense of $1,349 for customer relationships; $122 for tradename; $400 for non-compete agreement and $89 for employment agreements.
 (o) Tax effect of pro forma adjustments.
 (p) Includes the issuance of 19.5 million common shares for the assumed conversion of the $25,000 convertible debt per SFAS 128.